SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2006

CarMax Auto Funding LLC

(Depositor)

CarMax Auto Owner Trust 2006-2

(Issuing Entity)

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of

incorporation or organization)

333-132357	01-0794037
333-132357-02	06-6553688
(Commission File No.)	(I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway, Suite 400, Richmond, Virginia 23238

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 935-4512

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 7, 2006, CarMax Auto Funding LLC (“CarMax Funding”) and CarMax Business Services, LLC (“CarMax”) entered into an Underwriting Agreement with Wachovia Capital Markets, LLC on behalf of itself and as representative of the several underwriters (collectively, the “Underwriters”), for the issuance and sale of asset backed notes of CarMax Auto Owner Trust 2006-2, a Delaware statutory trust created pursuant to the Trust Agreement dated as of June 21, 2006, as amended and restated by the Amended and Restated Trust Agreement dated as of September 1, 2006, among CarMax Funding, as depositor, The Bank of New York, as owner trustee, and The Bank of New York (Delaware), as Delaware trustee, in the following classes: Class A-1, Class A-2, Class A-3, Class A-4, Class B and Class C (collectively, the “Notes”). The Notes have an aggregate principal amount of $650,000,000. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-132357). It is expected that the Notes will be issued on or about September 14, 2006.

The Underwriting Agreement is attached as Exhibit 1.1.

ITEM 8.01. OTHER EVENTS.

The registrant has filed a preliminary prospectus supplement dated September 1, 2006 setting forth a description of the receivables pool and the structure of $118,000,000 aggregate principal amount of the 5.36128% Class A-1 Asset Backed Notes, $195,000,000 aggregate principal amount of the 5.29% Class A-2 Asset Backed Notes, $206,000,000 aggregate principal amount of the 5.15% Class A-3 Asset Backed Notes, $95,200,000 aggregate principal amount of the 5.14% Class A-4 Asset Backed Notes, $21,100,000 aggregate principal amount of the 5.31% Class B Asset Backed Notes and $14,700,000 aggregate principal amount of the 5.53% Class C Asset Backed Notes.

Legal opinions of McGuireWoods LLP are attached as Exhibit 5.1 and Exhibit 8.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits. The exhibits filed in response to Item 601 of Regulation S-K are listed in the Exhibit Index.

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Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2006	CARMAX AUTO FUNDING LLC

	By:	/s/ Thomas W. Reedy
Thomas W. Reedy
Treasurer

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Exhibit Index

Exhibit	Description
1.1	Underwriting Agreement dated September 7, 2006 among CarMax Auto Funding LLC, CarMax Business Services, LLC and Wachovia Capital Markets, LCC, as Representative.

5.1	Opinion of McGuireWoods LLP dated September 7, 2006 as to legality.

8.1	Opinion of McGuireWoods LLP dated September 7, 2006 as to certain tax matters.

23.1	Consent of McGuireWoods LLP (included in Exhibits 5.1 and 8.1).

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